THE PHOENIX EDGE SERIES FUND

            Supplement dated February 8, 2002 to the Prospectus dated
                               October 29, 2001.


The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") previously approved the merger of the Phoenix-Oakhurst Strategic Allocation Series into the Phoenix-Oakhurst Balanced Series. However, based upon additional considerations, the Board has determined that it would be preferential for the Phoenix-Oakhurst Balanced Series to merge into the Phoenix-Oakhurst Strategic Allocation Series.

As more particularly described in the proxy that will be supplied to beneficial owners of the Phoenix-Oakhurst Balanced Series, a Plan of Reorganization has been proposed for adoption, pursuant to which all assets and liabilities of the Phoenix-Oakhurst Balanced Series will be transferred to the Phoenix-Oakhurst Strategic Allocation Series. In exchange, the shareholders of the Phoenix-Oakhurst Balanced Series will receive a proportional number of shares in the Phoenix-Oakhurst Strategic Allocation Series. Subject to shareholder approval, it is expected that this merger shall take place on or about April 5, 2002.


               READ AND KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.


TF772                                                                       2/02